Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Registration Rights Agreement”), dated as July 26, 2019, is entered into by and between American Electric Technologies, Inc., a Florida corporation (the “Company”), LNG Investment Company, LLC, a Texas limited liability company (“Holdings”), and AEGIS NG LLC, a Texas limited liability company (“AEGIS” and, collectively with the Company and Holdings, the “Parties”).  Each of Holdings and AEGIS is herein referred to as an “Initial Holder” and collectively as the “Initial Holders”.

WHEREAS, in connection with, and in consideration of, the transactions contemplated by that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated as of December 17, 2018, by and among the Company, Holdings, AEGIS and the other parties thereto, each of the Initial Holders has requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Registration Rights Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

1.	Definitions

.  In addition to the terms defined elsewhere in this Registration Rights Agreement, when used in this Registration Rights Agreement the following terms shall have the meanings indicated.

“Additional Demand Notice” has the meaning set forth in Section 2(j).

“Additional Demand Registration” has the meaning set forth in Section 2(j).

“Additional Shelf Demand Notice” has the meaning set forth in Section 2(k).

“AEGIS” has the meaning set forth in the Preamble.

“Affiliate” means with respect to a particular Person, any other Person that Controls, is Controlled by, or is Under Common Control with such Person. For the avoidance of doubt, for purposes of this Registration Rights Agreement, the Company, on the one hand, and the Initial Holders, on the other, shall not be considered Affiliates of each other.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Block Trade” has the meaning set forth in Section 2(i).

“Board” means the board of directors of the Company.

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“Business Day” means any day other than a Saturday, a Sunday, or a holiday on which banks are authorized or required by Law to close in the city of Houston, Texas.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the Preamble.

“Company Notice” has the meaning set forth in Section 2(c).

“Control” (including the correlative terms “Controlling”, “Controlled by”, and “Under Common Control”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Demand Holder” means Holdings and each transferee of Registrable Securities directly or indirectly (in a chain of title) from Holdings if such transferee to whom the right to request a Requested Underwritten Offering under Section 2(a) has been expressly assigned in writing directly or indirectly (in a chain of title) from Holdings as permitted by Section 9.

“Demand Notice” has the meaning set forth in Section 2(c).

“Determination Date” has the meaning set forth in Section 2(a)(iii).

“End of Suspension Notice” has the meaning set forth in Section 4(c)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Follow-On Shelf” has the meaning set forth in Section 2(g)(i).

“Follow-On Registration Notice” has the meaning set forth in Section 2(g)(i).

“Holder” means (a) each Initial Holder until such Initial Holder ceases to hold any Registrable Securities, (b) any Affiliate of an Initial Holder if such Affiliate holds Registrable Securities and until such Affiliate ceases to hold any Registrable Securities, and (c) any holder of Registrable Securities to whom registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 9; provided, that any Person referenced in clauses (b) or (c) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Registration Rights Agreement.

“Indemnified Party” has the meaning set forth in Section 7(c).

“Indemnifying Party” has the meaning set forth in Section 7(c).

“Initial Holder” has the meaning set forth in the Preamble.

“Inspectors” has the meaning set forth in Section 5(a)(x).

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“Law” means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a governmental authority.

“Lock-Up Period” has the meaning set forth in Section 4(a).

“Other Holders” has the meaning set forth in Section 3(c).

“Parties” has the meaning set forth in the Preamble.

“Person” means any natural person, limited liability company, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 3(a).

“Piggyback Offering” has the meaning set forth in Section 3(a).

“Records” has the meaning set forth in Section 5(a)(x).

“Registrable Securities” means the Common Stock issued to the Initial Holders pursuant to the Share Exchange Agreement and any other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has become effective, or has been declared effective by the SEC, and it has been disposed of pursuant to such effective registration statement; (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (c) it shall have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); or (d) it is held by a Person that is not a Holder in accordance with the provisos to the definition of Holder provided for herein.

“Registration Expenses” has the meaning set forth in Section 6.

“Registration Rights Agreement” has the meaning set forth in the Preamble.

“Registration Statement” means any registration statement filed hereunder or in connection with a Piggyback Offering.

“Requested Underwritten Offering” has the meaning set forth in Section 2(b).

“Requesting Holders” means a Holder who requests a Requested Underwritten Offering or a Block Trade.

“SEC” means the Securities and Exchange Commission or any successor governmental agency.

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“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

“Share Exchange Agreement” has the meaning set forth in the Preamble.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Registration Statement” means a registration statement to permit the public resale of the Registrable Securities pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Suspension Notice” has the meaning set forth in Section 4(c)(i).

“Underwriter” means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2.	Shelf Registrations.
(a)	Filing.

(i)The Company (A) shall prepare and file, no later than 180 days following the closing of the transaction contemplated by the Share Exchange Agreement, a Shelf Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act) or, if the Company is then eligible to use Form S-3, a Shelf Registration Statement on Form S-3 (or any successor form or other appropriate form under the Securities Act), to permit the public resale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement and (B) shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in no event more than five Business Days after the date that is 30 days following the filing thereof (or 90 days following the filing thereof if the SEC notifies the Company that it will “Review” the Shelf Registration Statement) and (C) shall use commercially reasonable efforts to cause such Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities.  If the Shelf Registration Statement initially filed pursuant to this Section 2(a)(i) is on Form S-1, then the Company shall use commercially reasonable efforts, as soon as it is permitted to

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do so, to convert such Shelf Registration Statement from a Form S-1 to a Form S-3.

(ii)Upon the Company becoming a Well-Known Seasoned Issuer, the Company (A) shall give written notice to all of the Holders as promptly as practicable but in no event later than three Business Days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (B) shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Registration Rights Agreement; provided, that the obligation in this Section 2(a)(ii) shall not apply with respect to Registrable Securities included in an effective Registration Statement.  The Company shall use its commercially reasonable efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than 20 Business Days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities.  The Company shall give written notice of filing such Automatic Shelf Registration Statement to all of the Holders as promptly as practicable thereafter.

(iii)At any time after the filing of an Automatic Shelf Registration Statement by the Company, if the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), within 10 Business Days after such Determination Date, the Company shall (A) give written notice thereof to all of the Holders and (B) file a Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities, and use commercially reasonable efforts to have such Registration Statement declared effective as promptly as practicable (but in no event more than 30 days) after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

(iv)For so long as any Registrable Securities remain outstanding, the Company shall use its commercially reasonable efforts to (A) become eligible to register the Registrable Securities on Form S-3 (or any successor form) as promptly as practicable and (B) thereafter maintain its eligibility to register the Registrable Securities on Form S-3 (or any successor form).

(b)	Requests for Requested Underwritten Offering

.  At any time and from time to time, any one or more Demand Holders shall have the option and right, exercisable by delivering a Demand Notice (as defined below) to the Company of their intention to distribute Registrable Securities by means of an underwritten offering, to require the Company, pursuant to the terms of and subject to the limitations of this Registration Rights Agreement, to effectuate a distribution of any or all of such Demand Holder’s Registrable Securities by means of an underwritten offering and to take all reasonable steps to facilitate such underwritten offering (a “Requested Underwritten Offering”), including amending or supplementing a Registration Statement filed pursuant to Section 2(a) as necessary or, if such Registration Statement filed pursuant to Section 2(a) has been

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declared effective by the Commission and such Registration Statement does not cover all of the Registrable Securities held by a Demand Holder or is otherwise unavailable to such Demand Holder, filing a Registration Statement for the purpose of effecting such Underwritten Offering (a “Requested Underwritten Offering”); provided, that in the case of the Requested Underwritten Offering such Demand Holder or Demand Holders will be entitled to make such demand only if the total offering price of the shares to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $15 million.  The Company’s obligation to file any Registration Statement pursuant to this Section 2(b) in connection with a Requested Underwritten Offering shall not be affected by the filing or effectiveness of any other Registration Statement of the Company.

(c)	Demand Notices

.  Any requests for the Requested Underwritten Offering shall be made by giving written notice to the Company (the “Demand Notice”).  The Demand Notice shall specify the approximate number of Registrable Securities to be sold in the Requested Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of the Requested Underwritten Offering.  Within five days after receipt of any Demand Notice, the Company shall give written notice of the Requested Underwritten Offering (the “Company Notice”) to all other Holders of Registrable Securities and, subject to the provisions of Section 2(d) hereof, shall include in the Requested Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after sending the Company Notice.

(d)	Priority on Requested Underwritten Offering

.  If equity securities to be sold for the account of any Person (including the Company) other than a Requesting Holder are desired to be included in the Requested Underwritten Offering and if the managing underwriters for the Requested Underwritten Offering advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other equity securities requested to be included in the Requested Underwritten Offering, exceeds the number of Registrable Securities and other equity securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included in the Requested Underwritten Offering, the Company shall include in the Requested Underwritten Offering the number of equity securities which can be so sold in the following order of priority: (i) first, the Registrable Securities requested to be included in the Requested Underwritten Offering, which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders of such Registrable Securities on the basis of the relative number of Registrable Securities requested to be included in such Requested Underwritten Offering by each such Holder, (ii) second, the equity securities the Company proposes to sell, and (iii) third, the other equity securities requested to be included in the Requested Underwritten Offering to the extent permitted hereunder.

(e)	Restrictions on Requested Underwritten Offering

.  The Company shall not be obligated to effect more than six Requested Underwritten Offerings pursuant to this Registration Rights Agreement and shall not be obligated to effect a Requested Underwritten Offering within 60 days after the pricing of a primary offering of Common

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Stock by the Company.  Notwithstanding the foregoing sentence, if a Registration Statement filed pursuant to Section 2(a) has been declared effective by the SEC and such Registration Statement does not cover all of the Registrable Securities held by a Demand Holder or is otherwise unavailable to a Demand Holder, such Demand Holder shall be granted the right to deliver one (1) additional Demand Notice.

(f)	Selection of Underwriters

.  If the Requesting Holder so indicates, the Requesting Holder shall have the right to select the investment banker(s) and manager(s) to administer the offering (which shall consist of one or more reputable, nationally-recognized investment banks), subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed.

(g)	Additional Selling Stockholders and Additional Registrable Securities

.

(i)If the Company is not a Well-Known Seasoned Issuer, within 30 days after a written request by one or more Demand Holders to register for resale any additional Registrable Securities owned by such Holders not included in an effective Registration Statement, the Company shall file a Registration Statement substantially similar to the Shelf Registration Statement then effective, if any (each, a “Follow-On Shelf”), to register for resale such Registrable Securities.  The Company shall give written notice of the filing of the Follow-On Shelf at least 25 days prior to filing the Follow-On Shelf to all Holders of Registrable Securities (the “Follow-On Registration Notice”) and shall include in such Follow-On Shelf all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after sending the Follow-On Registration Notice.  Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Shelf (A) if the aggregate amount of Registrable Securities requested to be registered on such Follow-On Shelf by all Holders that have not yet been registered represent less than one percent of the then outstanding Common Stock, (B) if the Company is not then eligible to use Form S-3 for secondary offerings or (C) the Company has filed a Follow-On Shelf in the prior 180 days.  The Company shall use commercially reasonable efforts to cause such Follow-On Shelf to be declared effective as promptly as practicable and in any event within thirty (30) days of filing such Follow-On Shelf (or (90) days if the SEC elects to review the filing).  Any Registrable Securities requested to be registered pursuant to this Section 2(g)(i) that have not been registered on a Shelf Registration Statement or pursuant to Section 3 below at the time the Follow-On Shelf is filed shall be registered pursuant to such Follow-On Shelf.

(ii)If the Company is a Well-Known Seasoned Issuer, within 10 Business Days after a written request by one or more Demand Holders to register for resale any additional Registrable Securities owned by such Holders, the Company shall make all necessary filings to include such Registrable Securities in the Automatic Shelf Registration Statement filed pursuant to Section 2(a).

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(iii)If a Shelf Registration Statement or Automatic Shelf Registration Statement is effective, within twenty Business Days after written request therefor by a Holder of Registrable Securities, the Company shall file a prospectus supplement or current report on Form 8-K to add such Holder as a selling stockholder in such Shelf Registration Statement or Automatic Shelf Registration Statement to the extent permitted under the rules and regulations promulgated by the SEC.

(h)	Other Registration Rights

.  The Company represents and warrants that, as of the date hereof, it is not a party to, or otherwise subject to, any other agreement granting registration rights to any Person with respect to any equity securities of the Company.

(i)	Block Trades

.  Notwithstanding anything contained in this Section 2, in the event any one or more Demand Holders requests in writing a sale of Registrable Securities in an underwritten transaction requiring the involvement of the Company but not involving (i) any “road show” or (ii) any lock-up agreement of more than 45 days to which the Company is a party, and which is commonly known as a “block trade” (a “Block Trade”), (A) the Requesting Holder shall (1) give at least five Business Days prior notice in writing of such transaction to (I) the Company and (II) any holder of Registrable Securities that is a party to this Registration Rights Agreement and (x) holds more than ten percent of the Common Stock if able to be identified through public filings or (y) is identified by the Company as an Affiliate of the Company and (2) with respect to any Block Trade, identify the potential underwriter(s) in such notice with contact information for such underwriter(s); and (B) the Company shall cooperate, with such Requesting Holder or Holders to the extent it is reasonably able and shall not be required to give notice thereof to other Holders of Registrable Securities or permit their participation therein.  Any Block Trade shall be for at least $5 million in expected gross proceeds.  The Company shall not be required to effectuate more than two Block Trades in any 90-day period.  For the avoidance of doubt, a Block Trade shall not constitute an Requested Underwritten Offering.

(j)	Additional Demand Registration

.  Subject to the provisions hereof, if at any time the Company ceases to be eligible under applicable Law to register resales of Registrable Securities on a Shelf Registration Statement, any one or more Demand Holders shall have the right to require the Company to file a Registration Statement registering for sale all or part of the Registrable Securities of such Demand Holder under the Securities Act (an “Additional Demand Registration”) by delivering a written request therefor to the Company (i) specifying the number of Registrable Securities to be included in such registration and (ii) containing all information about such Demand Holder required to be included in such Registration Statement in accordance with applicable Law.  Within 15 days after receipt of demand for an Additional Demand Registration, the Company shall give written notice of the Additional Demand Registration (the “Additional Demand Notice”) to all other Holders and shall include in the Registration Statement all Registrable Securities, which are not otherwise already covered by an effective Registration Statement, with respect to which the Company has received written requests for inclusion therein within 10 days after sending the Additional Demand Notice.  As soon as practicable after expiration of such, 10 day period, the Company shall use

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commercially reasonable efforts to effect such registration (including appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities that the Company has been so requested to register.  The Company shall not be obligated to effect more than one Additional Demand Registration pursuant to this Registration Rights Agreement.

(k)

Notwithstanding anything to the contrary herein, if a Registration Statement filed pursuant to Section 2(a) has been declared effective by the SEC and such Registration Statement does not cover all of the Registrable Securities held by an Initial Holder or is otherwise unavailable to such Initial Holder, then upon such Initial Holder becoming eligible under applicable Law to register resales of Registrable Securities on a Shelf Registration Statement, the Company shall file an additional Shelf Registration Statement registering for sale all or part of the Registrable Securities of such Initial Holder under the Securities Act upon receipt of a written request therefor from such Initial Holder (the “Additional Shelf Demand Notice”), (i) specifying the number of Registrable Securities to be included in such registration and (ii) containing all information about such Initial Holder required to be included in such Shelf Registration Statement in accordance with applicable Law.  The Company (A) shall prepare and file, no later than 60 days following receipt of the Additional Shelf Demand Notice, a Shelf Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act) or, if the Company is then eligible to use Form S-3, a Shelf Registration Statement on Form S-3 (or any successor form or other appropriate form under the Securities Act), to permit pursuant to Rule 415 the public resale of all Registrable Securities so requested by such Initial Holder in accordance with the terms of this Agreement; and (B) shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in any event no later than the earlier of (i) 120 days (or 180 days if the Commission notifies the Company that it will “Review” the Shelf Registration Statement) following receipt of the Additional Shelf Demand Notice and (ii) five Business Days following the date the Commission notifies (orally or in writing, whichever is earlier) the Company that it will not “Review” the Shelf Registration Statement or that the Shelf Registration Statement will not be subject to further review.  For the avoidance of doubt, an Initial Holder shall be deemed not to have delivered a Demand Notice for purposes of Sections 2(c) and 2(e) in connection with its delivery of an Additional Shelf Demand Notice to require the filing of a Shelf Registration Statement pursuant to this Section 2(k).  Any Shelf Registration Statement filed pursuant to this Section 2(k) shall be deemed to constitute a Shelf Registration Statement filed pursuant to Section 2(a) and shall be entitled to all rights relating thereto under this Agreement.

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3.	Piggyback Offerings.
(a)	Right to Piggyback

.  Whenever the Company proposes to sell any of its Common Stock pursuant to a registration statement in an underwritten offering under the Securities Act (a “Piggyback Offering”), whether or not for its own account, the Company shall give prompt written notice (a “Piggyback Notice”) to all Holders of Registrable Securities of its intention to effect such Piggyback Offering; provided, that if a Holder notifies the Company in writing that it does not wish to receive notices of Piggyback Offerings, the Company will not send such Holder any such notices.  In the case of a Piggyback Offering that is an underwritten offering under a shelf registration statement, such notice shall be given not less than five Business Days prior to the expected date of commencement of marketing efforts for such Piggyback Offering.  In the case of a Piggyback Offering that is an underwritten offering under a registration statement that is not a shelf registration statement, such notice shall be given not less than five Business Days prior to the expected date of filing of such registration statement.  Each Holder shall be entitled to make a request in writing to the Company (including by electronic mail) within one Business Day after the receipt of any Piggyback Notice, which request shall specify the number of Registrable Securities intended to be disposed of by such Holder, and the Company shall, subject to the provisions of Sections 3(b) and 3(c), include in such Piggyback Offering, as applicable, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within one Business Day after sending the Piggyback Notice.  For the avoidance of doubt, if such request is not received by the Company in a timely fashion in accordance with this section, the failure to submit a timely request shall be deemed a waiver of such Holder’s rights pertaining to this Section 3(a) with respect to such Piggyback Offering but shall not be deemed to be a waiver with respect to any future Piggyback Offerings.  For the avoidance of doubt, a Piggyback Offering shall not be considered an Requested Underwritten Offering for purposes of Section 2.  Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Piggyback Offering upon written notice to the Holders of Registrable Securities requesting to include their Registrable Securities in such Piggyback Offering.

(b)	Priority on Primary Piggyback Offerings

.  If a Piggyback Offering is an underwritten primary registration on behalf of the Company, and the managing underwriters for a Piggyback Offering advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such Piggyback Offering exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such Piggyback Offering the number which can be so sold in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such Piggyback Offering pursuant to this Registration Rights Agreement (pro rata on the basis of the relative number of Registrable Securities requested to be included in such Piggyback Offering by each such Holder), and (iii) third, other securities requested to be included in such Piggyback Offering.

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(c)	Priority on Secondary Piggyback Offerings

.  If a Piggyback Offering is an underwritten secondary registration on behalf of holders of the Company’s securities (“Other Holders”), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Piggyback Offering exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the securities requested to be included in such registration by the Other Holders, (ii) second, the securities the Company proposes to sell, (iii) third, the Registrable Securities requested to be included therein by Holders other than the Other Holders pursuant to this Registration Rights Agreement (pro rata among such Holders on the basis of the number of Registrable Securities requested to be included in such Piggyback Offering by each such Holder), and (iv) fourth, other securities requested to be included in such Piggyback Offering.

(d)	Selection of Underwriters

.  If any Piggyback Offering is an underwritten offering, the Company will have the sole right to select the investment banker(s) and manager(s) for the offering.

(e)	Confidentiality

.  Each Holder of Registrable Securities agrees that the fact that a notice pursuant to this Section 3 has been delivered shall constitute confidential information and such Holder agrees not to disclose that such notice has been delivered.

4.	Holdback Agreements.
(a)	Restrictions on Public Sale by Holder of Registrable Securities

.

(i)In connection with any underwritten public offering of equity securities by the Company or any Holder of Registrable Securities effected pursuant to this Registration Rights Agreement, each Holder of Registrable Securities agrees not to effect any public sale or distribution of securities similar to those being registered or of any securities convertible into or exchangeable or exercisable for such securities or hedging transactions relating to the Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning five days prior to the expected date of “pricing” of such offering and continuing for a period not to exceed 60 days from the date of such final prospectus (or prospectus supplement if the offering is made pursuant to a shelf registration statement) as shall be reasonably requested by the managing Underwriter(s) except as part of such registration (the “Lock-Up Period”).  If and to the extent requested by the managing Underwriter(s), each Holder of Registrable Securities subject to the restrictions of this Section 4(a)(i) agrees to execute an agreement to the foregoing effect with the Underwriters for such offering on such terms as the managing Underwriter(s) shall reasonably request (with such modification as reasonably requested by such managing Underwriter(s) to take into consideration then existing rules of an applicable securities exchange regarding research analyst publications).  Notwithstanding the foregoing, in no event shall any Holder of Registrable Securities be restricted from effecting any

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public sale or distribution of securities pursuant to this Section 4(a)(i) for more than 120 days during any 12-month period.

(ii)Without limiting Section 4(a)(i), each Initial Holder shall not, during the period ending one year after the date of this Registration Rights Agreement, (A) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by such Initial Holder in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale or disposition, (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clauses (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (C) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (1) in connection with participation in any underwritten offering of Common Stock effected pursuant to this Registration Rights Agreement, (2) in connection with the filing of any Registration Statement effected pursuant to this Registration Rights Agreement, and (3) distributions of shares of Common Stock to members, partners or stockholders of such Initial Holder; provided, that in the case of any distribution pursuant to clause (3), each distribution shall be made in compliance with Section 9 hereof and each distributee shall agree in writing to be bound by and subject to the terms set forth in this Section 4(a)(ii) as if such distributee was an Initial Holder.

(b)	Restrictions on Public Sale by the Company

.  In connection with any underwritten public offering of equity securities by any Holder of Registrable Securities effected pursuant to this Registration Rights Agreement, the Company agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities or hedging transactions relating to such securities, during the Lock-Up Period as shall be reasonably requested by the managing Underwriter(s) except as part of such registration as permitted hereby and subject to other customary exceptions.

(c)	Use, and Suspension of Use, of Shelf Registration Statement

.

(i)If the Company has filed a shelf registration statement and has included Registrable Securities therein, the Company shall be entitled to suspend (but not more than an aggregate of 60 days in any 12 month period), for a reasonable period of time not in excess of 20 days, the offer or sale of Registrable Securities pursuant to such registration statement by any Holder of Registrable Securities if (A) a “road show” is not then in progress with respect to a proposed

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offering of Registrable Securities by such Holder pursuant to such registration statement and such Holder has not executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such registration statement and (B) (1) the Company or any of its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required if such registration statement were used (but would not be required if such registration statement were not used) and the Board determines in good faith that such disclosure would be materially detrimental to the Company, (2) the Board determines that a postponement is in the best interest of the Company and its stockholders due to a pending transaction involving the Company (including a pending securities offering by the Company) or (3) the Company has experienced some other material non-public event or is in possession of material non-public information concerning the Company, and the Board determines in good faith that such disclosure would be materially detrimental to the Company.  In order to suspend the use of the registration statement pursuant to this Section 4(c), the Company shall promptly, upon determining to seek such suspension, deliver to the holders of Registrable Securities included in such registration statement, a notice stating that the Company is suspending use of such registration statement pursuant to this Section 4(c) (a “Suspension Notice”).  Following the conclusion of any circumstance resulting in the suspension of a registration statement hereunder, the Company shall promptly notify each Holder in writing that it may resume use of the registration statement (an “End of Suspension Notice”).  Each Holder of Registrable Securities agrees that the fact that a Suspension Notice pursuant to this Section 4(c) has been delivered shall constitute confidential information and such Holder agrees not to disclose that such notice has been delivered.

(ii)Notwithstanding any other provision of this Section 4, the Company will not send any Suspension Notices or End of Suspension Notices to any Holder following the six-month anniversary of the closing of the transaction contemplated by the Share Exchange Agreement, except as provided in the next sentence.  Following the six month anniversary of the closing of the transaction contemplated by the Share Exchange Agreement, prior to a Holder’s each intended use of an effective Shelf Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use, and if a Suspension Notice was previously delivered (or would have been delivered but for the provisions of this Section 4) and the related suspension period remains in effect, the Company will so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous Suspension Notice, and thereafter will provide such Holder with the related End of Suspension Notice immediately upon its availability.

5.	Registration Procedures

.

(a)	Whenever a Holder requests that any Registrable Securities not previously included in an effective registration statement be registered pursuant to this

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Registration Rights Agreement, and when any Holder proposes to carry out the Requested Underwritten Offering pursuant to this Registration Rights Agreement, the Company will, at its sole expense, use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities under the Securities Act as soon as reasonably practicable in accordance with the intended method of disposition thereof, and in connection therewith the Company will as expeditiously as practicable:

(i)to the extent applicable, prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

(ii)prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 2 for a period (except as provided in the last paragraph of this Section 5) of not less than 270 consecutive days (or three years, or such shorter period as the Holder who holds a majority of the Registrable Securities covered by such registration may elect, if a shelf registration) or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of disposition by the Selling Holders thereof set forth in such registration statement; provided, that any Selling Holder that has been included on a shelf registration statement may request that such Seller Holder’s Registrable Securities be removed from such registration statement, in which event the Company shall promptly either withdraw such registration statement or file a post-effective amendment to such registration statement removing such Registrable Securities;

(iii)furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

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(iv)notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (B) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations or warranties of the Company or any of its subsidiaries contained in any agreement (including any underwriting agreement) contemplated by Section 5(a)(ix) below cease to be true and correct in any material respect, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (G) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(v)use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(vi)cooperate with the Selling Holders and the managing Underwriter(s) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company;

(vii)use commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate

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the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(a)(vii), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

(viii)use commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, if any, as may be required of the Company to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

(ix)enter into customary agreements (including an underwriting agreement in customary form with customary indemnification provisions) and take such other actions as are reasonably required or advisable in order to expedite or facilitate the disposition of such Registrable Securities, including providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance in connection with any offering and to participate in customary “road show” presentations in connection with any underwritten offerings in substantially the same manner as they would in an underwritten primary registered public offering by the Company of its Common Stock, after taking into account the reasonable business requirements of the Company in determining the scheduling and duration of any “road show”;

(x)make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement.  Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public (other than by such Selling Holder).  Each Selling Holder of such Registrable Securities further agrees that it will, as soon as practicable upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

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(xi)use commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing Underwriter(s) reasonably request(s);

(xii)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(xiii)use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

(xiv)if any event contemplated by Section 5(a)(iv)(F) shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xv)cooperate and assist in any filing required to be made with FINRA and in the performance of any due diligence investigation by any underwriter, including any “qualified independent underwriter,” or any Selling Holder.

(b)

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that any registration effected pursuant to this Registration Rights Agreement that is a shelf registration pursuant to Rule 415 under the Securities Act shall contain all language (including on the prospectus cover page, the principal stockholders’ chart and the plan of distribution) as may be reasonably requested by a holder of Registrable Securities.  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.  Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

(c)	Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(iv)(F) hereof,

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such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a)(xiv) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(a)(ii) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(a)(iv)(F) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5(a)(xiv) hereof.

6.Registration Expenses

.  In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the “Registration Expenses”):

(a)	all registration and filing fees (including with respect to filings to be made with FINRA);
(b)	fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);
(c)	printing expenses;
(d)	internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties);
(e)

the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose, or be required pursuant to Section 5(a)(xiii), to list such Registrable Securities;

(f)	the reasonable fees and expenses of any special experts retained by the Company in connection with such registration;
(g)	reasonable fees and expenses of one counsel reasonably acceptable to the Company selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder;
(h)	all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show”;

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(i)	fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in any offering pursuant to Rule 2720 of the FINRA Manual; and
(j)

reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 5(a)(xi) hereof).

The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or, except as provided by clauses (b), (g) and (i) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of any Underwriter.

7.	Indemnification; Contribution.
(a)	Indemnification by the Company

.  The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling Person from and against any and all losses, claims, damages, liabilities (joint or several), and expenses (including reasonable costs of investigation and attorneys’ fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon and in conformity with, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for use therein.  The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

(b)	Indemnification by Holder of Registrable Securities

.  Each Selling Holder agrees to indemnify and hold harmless each other Selling Holder, the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of each other Selling Holder, the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities.  The liability of any Selling Holder under this Section 7(b) shall be limited to the aggregate cash and property received by such Selling

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Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

(c)	Conduct of Indemnification Proceedings

.  If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Sections 7(a) or 7(b) (an “Indemnified Party”) in respect of which indemnity may be sought from any Person who has agreed to provide such indemnification under Sections 7(a) or 7(b) (an “Indemnifying Party”), the Indemnified Party shall give prompt written notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense.  Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, or there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party).  Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel).  The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

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(d)	Contribution

.

(i)If the indemnification provided for in this Section 7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Parties as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Person, and such Persons’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii)The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by any method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.	Participation in Underwritten Offering

.  No Holder may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Registration Rights Agreement.

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9.	Transfers of Registration Rights

.  The provisions hereof will inure to the benefit of and be binding upon the successors and assigns of each of the Parties, except as otherwise provided herein; provided, that the registration rights granted hereby may be transferred only (a) by operation of Law or (b) to any Person to whom a Holder transfers Registrable Securities, provided, that any such transferee shall not be entitled to rights pursuant to Sections 2, 3 or 4 hereof unless such transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and executes and delivers to the Company an acknowledgment and agreement to such effect.

10.	Rule 144 and Rule 144A; Other Exemptions

.  With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration, the Company agrees that it will use commercially reasonable efforts to (a) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (b) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (ii) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

11.	Entire Agreement

.  The foregoing provisions of this Registration Rights Agreement contain the entire understanding of the Parties respecting the subject matter hereof and supersede all prior agreements, discussions and understandings with respect thereto.

12.	Miscellaneous.
(a)	Construction

.  All references in this Registration Rights Agreement to Sections, subsections, and other subdivisions refer to the corresponding Sections, subsections, and other subdivisions of or to this Registration Rights Agreement unless expressly provided otherwise.  Titles appearing at the beginning of any Sections, subsections, or other subdivisions of this Registration Rights Agreement are for convenience only, do not constitute any part of this Registration Rights Agreement, and shall be disregarded in construing the language hereof.  The words “this Registration Rights Agreement,” “herein,” “hereby,” “hereunder”, and “hereof” and words of similar import refer to this Registration Rights Agreement as a whole and not to any particular subdivision unless expressly so limited.  The words “this Section” and “this subsection” and words of similar import refer only to the Section or subsection hereof in which such words occur.  The word “or” is not exclusive, and the word “including” (in its various forms) means including without limitation.  Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including

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terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

(b)	Notice

.  All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) when delivered if delivered in person or sent by nationally recognized overnight or second day courier service, (ii) upon transmission by fax or electronic mail if transmission or electronic mail is confirmed by the recipient thereof, or (iii) three Business Days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the Parties as follows:

if to the Company, addressed to:

American Electric Technologies, Inc.

6575 West Loop South, Suite 500

Bellaire, Texas 77401

Attention: Peter Menikoff

E-mail: peter@menikoff.com

with a copy to (which shall not constitute notice):

Locke Lord LLP
600 Travis, Suite 2800

Houston, Texas 77002
Attention: Eric Johnson
E-mail: ejohnson@lockelord.com

if to Holdings, addressed to:

LNG Investment Company, LLC

1655 Louisiana Street

Beaumont, Texas 77701

Attention: Casey Crenshaw

E-mail: casey.crenshaw@stabilisenergy.com

with a copy to (which shall not constitute notice):

Thompson & Knight LLP

811 Main Street, Suite 2500

Houston, Texas 77002

Attention: Jerry L. Metcalf

Facsimile: 832-746-8050

E-mail: jerry.metcalf@tklaw.com

if to AEGIS, addressed to:

AEGIS NG LLC

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10375 Richmond Avenue, Suite 825

Houston, Texas 77042

Attention: Jim Aivalis

E-mail: jaivalis@prometheusenergy.com

with a copy to (which shall not constitute notice):

BoyarMiller
2925 Richmond Ave., 14th Floor
Houston, Texas 77098
Attention: Lawrence E. Wilson
Telephone: (832) 615-4236
Facsimile: (713) 552-1758
E-mail: lwilson@boyarmiller.com

or to such other place and with such other copies as any Party may designate as to itself by written notice to the others in accordance with this Section 12(b).

(c)	No Lock-Up

.  For the avoidance of doubt and notwithstanding anything contained in this Registration Rights Agreement, in no event will any officer or director of the Company be obligated to enter into any lock-up or similar agreement in connection with any offer or sale effected pursuant to this Registration Rights Agreement unless (i) such individual owns securities that are included in such offer and sale or (ii) the managing underwriters advise the Company that, in their opinion, the failure to do so would preclude the Holders from effecting a Requested Underwritten Offering or a Block Trade, in which case the Company shall use commercially reasonable efforts to cause each of its officers and directors as may be reasonably requested by the managing underwriters to enter into a lock-up or similar agreement in a form consistent with that used in connection with prior offerings by the Company (including with respect to permitted exceptions as to stock options and 10b5-1 trading plans).

(d)	Binding Effect

.  This Registration Rights Agreement is binding on and inures to the benefit of the Parties and their respective heirs, legal representatives, successors, and assigns.

(e)	Governing Law

.  This Registration Rights Agreement is governed by and shall be construed in accordance with the Law of the State of Texas without regard to the principles of conflicts of law thereof.

(f)	Severability

.  If any provision of this Registration Rights Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Registration Rights Agreement and the application of that provision to other Persons or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by Law.  Furthermore, in lieu of each such invalid or unenforceable provision, there shall be added automatically as a part of this Registration Rights Agreement a provision as similar in terms to such

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invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

(g)	Counterparts

.  This Registration Rights Agreement may be executed in any number of counterparts, including facsimile counterparts, with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.

(h)	Section Headings

.  Headings contained in this Registration Rights Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Registration Rights Agreement or any provisions hereof.

(i)	Cumulative Rights

.  The rights of the Parties under this Registration Rights Agreement are cumulative and in addition to all similar and other rights of such parties under other agreements.

(j)	Further Assurances

.  In connection with this Registration Rights Agreement and the transactions contemplated hereby, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Registration Rights Agreement and those transactions.

(k)	Amendment

.  The provisions of this Registration Rights Agreement may only be amended by the written consent of the Company and Holders of at least a majority of the Registrable Securities.  The Holders acknowledge and agree that any Person that becomes a Stockholder shall have the rights and obligations set forth in this Registration Rights Agreement and that such Person becoming a Stockholder shall be deemed not to be an amendment to this Registration Rights Agreement.

(l)	Termination

.  The provisions of this Registration Rights Agreement shall terminate with respect to any Holder and be of no further force or effect when all Registrable Securities held by such Holder no longer constitute Registrable Securities; provided, that the provisions of Section 7 of this Registration Rights Agreement shall survive for any sales of Registrable Securities prior to such date.

(m)	Removal of Legend

.  The Company, at its sole cost, shall remove any legend ordinarily included on restricted securities of the Company (or instruct its transfer agent to so remove such legend) from the certificates or book-entries evidencing Registrable Securities if such Common Stock (i) is sold pursuant to an effective registration statement under the Securities Act, (ii) is sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) is eligible for sale without restriction and without the need for current public information pursuant to Rule 144(b) (or any successor rule) under the Securities Act.  Each Holder agrees to provide the Company, its counsel and/or the transfer agent with evidence reasonably requested by it in order to cause the removal of such legend, including, as may be appropriate, any information the Company deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of

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the Company (and a covenant to inform the Company if it should thereafter become an Affiliate and to consent to exchange any certificates or instruments representing the Common Stock for ones bearing an appropriate restrictive legend) and regarding the length of time the Common Stock has been held.  Any fees (with respect to the transfer agent, Company counsel or otherwise) associated with the issuance of any legal opinion required by the Company’s transfer agent or the removal of such legend shall be borne by the Company.  If a legend is no longer required pursuant to the foregoing, the Company will use commercially reasonable efforts to, no later than three Business Days following the delivery by a Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate or instrument representing the Common Stock (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and any representation letter or certification as may be requested by the Company, deliver or cause to be delivered to such Company a certificate or instrument (as the case may be) representing such Common Stock that is free from all restrictive legends.

(n)	Remedies; Specific Performance

.  Any Person having rights under any provision of this Registration Rights Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Registration Rights Agreement, and to exercise all other rights existing in their favor.  The Parties agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Registration Rights Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Registration Rights Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Registration Rights Agreement (each of which elements the Parties admit).  The Parties further agree and acknowledge that each and every obligation applicable to it contained in this Registration Rights Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.  All rights and remedies existing under this Registration Rights Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Registration Rights Agreement or otherwise.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

American Electric Technologies, Inc.

By: s/ Peter Menikoff
Name: Peter Menikoff

Title: President and Chief Executive Officer

LNG Investment Company, LLC

By: s/Casey Crenshaw
Name: Casey Crenshaw
Title: President

AEGIS NG LLC

By: s/James G. Aivalis
Name: James G. Aivalis
Title: Managing Member

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